UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date  of  Report  (Date  of  earliest  event  reported):    February 13, 2002
                                                         -----------------------



                        AMERICAN TECHNICAL CERAMICS CORP.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                     1-9125                      11-2113382
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)



                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11714
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                    (Address of Principal Executive Offices)



Registrant's  telephone number, including area code         (631) 622-4700
                                                     ---------------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.    REGULATION FD DISCLOSURE
           ------------------------


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, American Technical Ceramics Corp. is submitting herewith, as Exhibit 99.1 to this report, the certification of its Chief Executive Officer and Chief Financial Officer relating to its Quarterly Report on Form 10-Q for the period ended December 31, 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               AMERICAN  TECHNICAL  CERAMICS  CORP.
                              ---------------------------------------
                                            (Registrant)







                                              /S/  ANDREW  R.  PERZ
                                            --------------------------
Date:     February  13,  2002                     Andrew R. Perz
                                            Vice President, Controller
                                              Chief Financial Officer

Exhibit  Index




  Exhibit No.                            Description
-----------------       --------------------------------------------------------
99.1                    Certification  by  the Chief Executive Officer and Chief
                        Financial Officer Relating to a Periodic Report
                        Containing Financial Statements.


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